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                                                                    EXHIBIT 23.1


                        INDEPENDENT AUDITORS' CONSENT

To Board of Directors
PharmaPrint, Inc.


         We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form S-8 (File Nos. 333-78555 and 333-72263) and on Form S-3 (File No. 333-72255) of our report dated July 14, 2000, appearing in the Annual Report on Form 10-K of PharmaPrint, Inc. and subsidiaries for the year ended March 31, 2000.


                                                CORBIN & WERTZ

Irvine, California
August 16, 2000